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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, DC  20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  January 27, 1995
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                              RITE AID CORPORATION
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               (Exact name of registrant as specified in charter)


        Delaware                     1-5742                  23-1614034
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  (State or other jurisdic-        (Commission           (IRS Employer Iden-
   tion of incorporation)          File Number)           tification No.)


        30 Hunter Lane
        Camp Hill, Pennsylvania                         17011
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    (Address of principal executive offices)         (Zip Code)


     Registrant's telephone number, including area code:    (717) 761-2633
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                                 Not applicable
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         (Former name or former address, if changed since last report)





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Item 2.   Acquisition or Disposition of Assets

          Lake Acquisition Corporation, a wholly-owned subsidiary of Rite
          Aid Corporation, has completed its cash tender offer for all outstanding shares of common stock of Perry Drug Stores, Inc. at a price of $11.00 per share. The tender offer expired at midnight, New York City Time, on Friday, January 27, 1995. The shares tendered, together with the 185,000 Perry shares beneficially owned by Rite Aid prior to commencement of the offer, constitute approximately 94.5% of Perry's 12,027,382 shares of common stock issued and outstanding. The remaining Perry shares will be acquired in a subsequent second-step merger transaction expected to occur on or about March 16, 1995.

          The total funds required to purchase the Perry shares pursuant to the tender offer were $122,955,228. The sources of the cash were existing commercial paper programs and working capital.

          Perry operates 224 drugstores throughout Michigan. Perry also has a distribution center and administrative offices located near Pontiac, Michigan.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Businesses Acquired

          The audited consolidated balance sheets of Perry Drug Stores, Inc. as of October 31, 1994 and 1993, and the related audited consolidated statements of income and cash flows for each of the three years in the period ended October 31, 1994, are incorporated herein by reference to Part IV, Item 14.(a)1. of the Perry (Commission File Number: 1-7941) Form 10-K Annual Report for the fiscal year end October 31, 1994.

     (b)  Pro Forma Financial Information

          It was impracticable to provide the pro forma financial information required pursuant to Article 11 of Regulation S-X relative to an acquired business in this Form 8-K filing. The required pro forma financial information will be filed with the Commission by March
          3, 1995.

     (c)  Exhibits

          (2) Agreement and Plan of Merger, dated as of December 23, 1994, is incorporated by reference to Exhibit (c)(1) to the Company's Schedule 14D-1 filed with the Commission on December 29, 1994.

          (99) Press release announcing the completion of the Company's tender offer for Perry Drug Stores, Inc.





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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   Rite Aid Corporation


          Date:  February 10, 1995                 BY:  /s/  Frank Bergonzi
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                                                   Frank Bergonzi
                                                   Senior Vice President
                                                   Finance





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                                EXHIBIT INDEX



Exhibit No.             Description
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    99                  Press release announcing the completion of the
                        Company's tender offer for Perry Drug Stores, Inc.